Financial instruments and risk management	12 Months Ended
Dec. 31, 2013
Fair Value Disclosures [Abstract]
Financial instruments and risk management
Financial instruments and risk management
In determining the fair value of financial instruments, the Company uses a variety of methods and assumptions that are based on market conditions and risks existing on each reporting date. Standard market conventions and techniques, such as discounted cash flow analysis and option pricing models, are used to determine the fair value of the Company’s financial instruments, including derivatives. All methods of fair value measurement result in a general approximation of value and such value may never actually be realized.
The fair values of the Company’s cash, accounts receivable, unbilled revenue, accounts payable and accrued liabilities approximate their carrying amounts due to the relatively short periods to maturity for the instruments.
The fair values of amounts due under the Credit Facilities are based on management estimates which are determined by discounting cash flows required under the instruments at the interest rate currently estimated to be available for instruments with similar terms. Based on these estimates, and by using the outstanding balance of $nil at December 31, 2013 and $62.3 million at December 31, 2012 (note 15(b)), the fair value of amounts due under the Revolving Facilities as at December 31, 2013 and the Term and Revolving Facilities at December 31, 2012 are not significantly different than their carrying value.
Financial instruments with carrying amounts that differ from their fair values are as follows:

	December 31, 2013		December 31, 2012
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Capital lease obligations (i)	$43,295	$39,508	$49,547	$43,906
Series 1 Debentures (ii)	75,000	77,813	225,000	200,110

(i)
The fair values of amounts due under capital leases are based on management estimates which are determined by discounting cash flows required under the instruments at the interest rates currently estimated to be available for instruments with similar terms.

(ii)	The fair value of the Series 1 Debentures is based upon the expected discounted cash flows and the period end market price of similar financial instruments.
a) Fair value measurements
The Company has segregated all financial assets and financial liabilities that are measured at fair value on a recurring basis into the most appropriate level within the fair value hierarchy based on the inputs used to determine the fair value at the measurement date.
The fair values of the Company’s embedded derivatives were based on appropriate price modeling commonly used by market participants to estimate fair value. Such modeling included option pricing models and discounted cash flow analysis, using observable market based inputs including foreign currency rates, implied volatilities and discount factors to estimate fair value. The Company considered its own credit risk or the credit risk of the counterparty in determining fair value, depending on whether the fair values are in an asset or liability position. Fair value determined using valuation models requires the use of assumptions concerning the amount and timing of future cash flows. Fair value amounts reflect management’s best estimates using external, readily observable, market data such as futures prices, interest rate yield curves, foreign exchange rates and discount rates for time value. It is possible that the assumptions used in establishing fair value amounts will differ from future outcomes and the effect of such variations could be material.
At December 31, 2013, the Company had no financial assets or financial liabilities measured at fair value on a recurring basis which were classified as Level 1 or Level 2 under the fair value hierarchy. In the prior year, the Company used observable inputs of similar instruments and discounted cash flows in its valuation of its derivative financial instruments, these fair value measurements are classified as Level 2 of the fair value hierarchy. Financial assets and liabilities measured at fair value net of accrued interest on a recurring basis, all of which are classified as Derivative financial instruments on the Consolidated Balance Sheets are summarized below:

December 31, 2012	Carrying Amount
Embedded price escalation features in certain long term supplier contracts	$6,551
Less: current portion	(3,586)
$2,965

The unrealized gains on derivative financial instruments is comprised as follows:

Year ended December 31,	2013	2012
Unrealized (gain) loss on embedded price escalation features in certain long term supplier contracts	$(6,551)	$(4,017)

Non-financial assets measured at fair value on a non-recurring basis as at December 31, 2013 and December 31, 2012 in the financial statements are summarized below:

	December 31, 2013		December 31, 2012
	Carrying Amount	Change in Fair Value	Carrying Amount	Change in Fair Value
Assets held for sale	$52	$(3,097)	$251	$(8,622)

Assets held for sale are reported at the lower of their carrying amount or fair value less cost to sell. The fair value less cost to sell of equipment assets held for sale (note 9) is determined internally by analyzing recent auction prices for equipment with similar specifications and hours used, the residual value of the asset and the useful life of the asset. The fair value of the equipment assets held for sale are classified under Level 3 of the fair value hierarchy.
b) Risk Management
The Company is exposed to market and credit risks associated with its financial instruments. The Company will from time to time use various financial instruments to reduce market risk exposures from changes in foreign currency exchange rates and interest rates. The Company does not hold or use any derivative instruments for trading or speculative purposes.
Overall, the Company’s Board of Directors has responsibility for the establishment and approval of the Company’s risk management policies. Management performs a risk assessment on a continual basis to help ensure that all significant risks related to the Company and its operations have been reviewed and assessed to reflect changes in market conditions and the Company’s operating activities.
c) Market Risk
Market risk is the risk that the future revenue or operating expense related cash flows, the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices such as foreign currency exchange rates and interest rates. The level of market risk to which the Company is exposed at any point in time varies depending on market conditions, expectations of future price or market rate movements and composition of the Company’s financial assets and liabilities held, non-trading physical assets and contract portfolios.
To manage the exposure related to changes in market risk, the Company has used various risk management techniques including the use of derivative instruments. Such instruments may be used to establish a fixed price for a commodity, an interest bearing obligation or a cash flow denominated in a foreign currency.
The sensitivities provided below are hypothetical and should not be considered to be predictive of future performance or indicative of earnings on these contracts.
i) Foreign exchange risk
The Company regularly transacts in foreign currencies when purchasing equipment and spare parts as well as certain general and administrative goods and services. These exposures are generally of a short-term nature and the impact of changes in exchange rates has not been significant in the past. The Company may fix its exposure in either the Canadian Dollar or the US Dollar for these short term transactions, if material.
ii) Interest rate risk
The Company is exposed to interest rate risk from the possibility that changes in interest rates will affect future cash flows or the fair values of its financial instruments. Interest expense on borrowings with floating interest rates, including the Company’s Credit Facilities, varies as market interest rates change. At December 31, 2013, the Company held $nil of floating rate debt pertaining to its Credit Facilities (December 31, 2012 – $62.3 million) and accordingly our interest rate risk is immaterial.
The fair value of financial instruments with fixed interest rates, such as the Company’s Series 1 Debentures, fluctuate with changes in market interest rates. However, these fluctuations do not affect earnings, as the Company’s debt is carried at amortized cost and the carrying value does not change as interest rates change.
The Company manages its interest rate risk exposure by using a mix of fixed and variable rate debt and may use derivative instruments to achieve the desired proportion of variable to fixed-rate debt.
d) Credit Risk
Credit risk is the risk that financial loss to the Company may be incurred if a customer or counterparty to a financial instrument fails to meet its contractual obligations. The Company manages the credit risk associated with its cash by holding its funds with what it believes to be reputable financial institutions. The Company is also exposed to credit risk through its accounts receivable and unbilled revenue. Credit risk for trade and other accounts receivables, and unbilled revenue are managed through established credit monitoring activities.
The Company has a concentration of customers in the oil and gas sector. The following customers accounted for 10% or more of total revenues:

Year ended December 31,	2013	2012
Customer A	29%	23%
Customer B	22%	22%
Customer C	18%	14%
Customer D	10%	10%
Customer E	2%	10%

The concentration risk is mitigated primarily by the customers being large investment grade organizations. The credit worthiness of new customers is subject to review by management through consideration of the type of customer and the size of the contract.
At December 31, 2013 and December 31, 2012, the following customers represented 10% or more of accounts receivable and unbilled revenue:

	December 31, 2013	December 31, 2012
Customer 1	28%	13%
Customer 2	26%	21%
Customer 3	17%	8%

The Company reviews its accounts receivable amounts regularly and amounts are written down to their expected realizable value when outstanding amounts are determined not to be fully collectible. This generally occurs when the customer has indicated an inability to pay, the Company is unable to communicate with the customer over an extended period of time, and other methods to obtain payment have been considered and have not been successful. Bad debt expense is charged to project costs in the Consolidated Statements of Operations in the period that the account is determined to be doubtful. Estimates of the allowance for doubtful accounts are determined on a customer-by-customer evaluation of collectability at each reporting date taking into consideration the following factors: the length of time the receivable has been outstanding, specific knowledge of each customer’s financial condition and historical experience.
The Company’s maximum exposure to credit risk for accounts receivable and unbilled revenue is as follows:

	December 31, 2013	December 31, 2012
Trade accounts receivables	$68,364	$151,861
Other receivables	1,813	949
Total accounts receivable	$70,177	$152,810
Unbilled revenue	$32,168	$80,223

On a geographic basis as at December 31, 2013, 100% (December 31, 2012 – 92%) of the balance of trade accounts receivable (before considering the allowance for doubtful accounts) was due from customers based in Western Canada.
Payment terms are generally net 30 days. As at December 31, 2013 and December 31, 2012, trade receivables are aged as follows:

	December 31, 2013	December 31, 2012
Not past due	$59,337	$81,752
Past due 1-30 days	3,948	38,487
Past due 31-60 days	1,538	14,142
More than 61 days	3,541	17,480
Total	$68,364	$151,861

As at December 31, 2013, the Company has recorded an allowance for doubtful accounts of $nil (December 31, 2012 – $185) of which 100% relates to amounts that are more than 61 days past due.
The allowance is an estimate of the December 31, 2013 trade receivable balances that are considered uncollectible. Changes to the allowance are as follows:

Year ended December 31,	2013	2012
Opening balance	$185	$210
Payments received on provided balances	—	(1)
Current year allowance	365	—
Write-offs	—	(24)
Discontinued operations	(550)	—
Ending balance	$—	$185